UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2011

FRONTIER OIL CORPORATION

(Exact name of registrant as specified in its charter)

Wyoming	001-07627	74-1895085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10000 Memorial Drive, Suite 600 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 688-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 21, 2011, Frontier Oil Corporation, a Wyoming corporation (the “Company” or “Frontier”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Holly Corporation, a Delaware corporation (“Holly”), and North Acquisition, Inc., a Wyoming corporation and a wholly owned subsidiary of Holly (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Holly (the “Merger”). The Merger Agreement and the Merger have been unanimously approved by the Board of Directors of both the Company and Holly. In the Merger, each issued and outstanding share of the Company’s common stock will be converted into the right to receive 0.4811 shares of Holly’s common stock, par value $0.01 per share (the “Holly Common Stock”).

The parties have made representations, warranties and covenants in the Merger Agreement, including (i) the agreement of the Company and Holly, subject to certain exceptions, to conduct their respective businesses in the ordinary course and not to engage in certain activities between the execution of the Merger Agreement and the consummation of the Merger; and (ii) the agreement of the Company and Holly, subject to certain exceptions, not to solicit alternative transactions or enter into discussions concerning, or provide information in connection with, alternative transactions. Completion of the Merger is conditioned upon: (1) approval by Holly’s stockholders of the issuance of additional shares of Holly Common Stock in connection with the Merger and the approval by the shareholders of the Company of the Merger Agreement; (2) applicable regulatory approvals, including the termination or expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (3) the effectiveness of a registration statement on Form S-4 relating to the Holly Common Stock to be issued in the Merger and the approval of the listing of such shares on the New York Stock Exchange; (4) the absence of legal impediments prohibiting the transactions; (5) entry into a new credit facility for the combined company; and (6) other customary closing conditions.

The Merger Agreement contains certain termination rights for both the Company and Holly, including, among others, if the Merger is not completed by September 30, 2011. In the event of a termination of the Merger Agreement under certain circumstances, Holly may be required to pay to the Company a termination fee of $80 million, or the Company may be required to pay to Holly a termination fee of $80 million. In the event a party terminates the Merger Agreement under certain circumstances related to a breach by the other party of any of its representations, warranties, covenants or agreements, the terminating party will be entitled to reimbursement for its expenses incurred in connection with the transactions contemplated by the Merger Agreement in an amount not to exceed $12 million.

The representations and warranties that the parties have made to each other in the Merger Agreement are as of specific dates. Except for its status as a contractual document that establishes and governs the legal relations among the parties to the Merger Agreement, the Merger Agreement is not intended to be a source of factual, business or operational information about any of the parties thereto. The representations and warranties contained in the Merger Agreement were made only for purposes of such Merger Agreement, are solely for the benefit of the parties to such Merger Agreement, and may be subject to limitations agreed between those parties, including being qualified by disclosures between those parties. The representations and warranties in the Merger Agreement may have been made to allocate risks among the parties thereto, including where the parties do not have complete knowledge of all facts, instead of establishing matters as facts. Furthermore, those representations and warranties may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. The assertions embodied in such representations and warranties are qualified by information contained in disclosure letters to the Merger Agreement that the parties exchanged in connection with the signing of the Merger Agreement. Accordingly, investors and shareholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or Holly’s public disclosures.

The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of the Merger Agreement. The Merger Agreement is filed herewith to provide investors with information regarding its terms and is not intended to provide any other factual information about the Company or Holly.

Important Information for Investors

Communications in this Form 8-K do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The issuance of Holly common stock in connection with the proposed merger will be submitted to Holly’s stockholders for their consideration, and the proposed merger will be submitted to Frontier’s shareholders for their consideration. Holly will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a joint proxy statement/prospectus to be used by Holly and Frontier to solicit the required approval of their stockholders in connection with the proposed merger and will constitute a prospectus of Holly. Holly and Frontier may also file other documents with the SEC concerning the proposed merger. INVESTORS AND SECURITY HOLDERS OF HOLLY AND FRONTIER ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents containing important information about Holly and Frontier, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Holly will be available free of charge on Holly’s website at www.hollycorp.com under the tab “Investors” or by contacting Holly’s Investor Relations Department at (214) 871-3555. Copies of documents filed with the SEC by Frontier will be available free of charge on Frontier’s website at www.frontieroil.com under the tab “Investor Relations” and then under the tab “SEC Filings” or by contacting Frontier’s Investor Relations Department at (713) 688-9600.

Holly, Frontier and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Holly and shareholders of Frontier in connection with the proposed transaction. Information about the directors and executive officers of Holly is set forth in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on March 25, 2010. Information about the directors and executive officers of Frontier is set forth in its proxy statement for its 2010 annual meeting of shareholders, which was filed with the SEC on March 22, 2010. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements regarding the effects of the proposed merger and statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions. Forward looking statements relating to expectations about future results or events are based upon information available to Holly and Frontier as of today’s date, and are not guarantees of the future performance of Holly, Frontier or the combined company, and actual results may vary materially from the results and expectations discussed. For instance, although Holly and Frontier have signed an agreement for a subsidiary of Holly to merge with and into Frontier, there is no assurance that they will complete the proposed merger. The merger agreement will terminate if the companies do not receive the necessary approval of Holly’s stockholders, Frontier’s shareholders, or government approvals or if either Holly or Frontier fails to satisfy conditions to closing. Additional risks and uncertainties related to the proposed merger include, but are not limited to, the successful integration of Holly’s and Frontier’s business and the combined company’s ability to compete in the highly competitive refining and marketing industry. The revenues, earnings and business prospects of Holly, Frontier and the combined company and their ability to achieve planned business objectives will be subject to a number of risks and uncertainties. These risks and uncertainties include, among other things, risks and uncertainties with respect to the actions of actual or potential competitive suppliers of refined petroleum products in Holly’s and Frontier’s markets;

the demand for and supply of crude oil and refined products; the spread between market prices for refined products and market prices for crude oil; the possibility of constraints on the transportation of refined products; the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines; effects of governmental and environmental regulations and policies; the availability and cost of financing; the effectiveness of capital investments and marketing strategies; efficiency in carrying out construction projects; the ability to acquire refined product operations or pipeline and terminal operations on acceptable terms and to integrate any existing or future acquired operations; the possibility of terrorist attacks and the consequences of any such attacks; and general economic conditions.

Holly and Frontier caution that the foregoing list of risks and uncertainties is not exclusive. Additional information concerning these and other risks is contained in Holly’s and Frontier’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. All subsequent written and oral forward-looking statements concerning Holly, Frontier, the proposed merger or other matters and attributable to Holly or Frontier or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Neither Holly nor Frontier undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective immediately before the Merger, Michael C. Jennings, the Company’s President and Chief Executive Officer, and Doug S. Aron, the Company’s Executive Vice President and Chief Financial Officer (the “Designated Executives”) entered into certain Retention and Assumption Agreements (the “Retention Agreements”), whereby each agreed to waive upon the closing of the Merger current rights to accelerated vesting of restricted stock where such acceleration is based solely on one or more of the following:

•	the closing of the Merger (which would otherwise trigger full vesting on account of a “change in control”);

•	the relocation of the Company’s headquarters to Dallas, Texas (which would otherwise have permitted the Designated Executives to terminate employment with full vesting); and

•	voluntary termination during the 60 days following the one year anniversary of the Merger’s closing (which would otherwise have triggered full vesting).

The Designated Executives also agreed to waive upon the closing of the Merger certain rights under their respective Change in Control Severance Agreements. The Designated Executives each agreed to waive upon the closing of the Merger their rights to terminate employment with severance benefits based solely upon the relocation of the Company’s headquarters to Dallas, Texas. Mr. Jennings agreed to waive upon the closing of the Merger his right to terminate voluntarily with severance benefits during the 60-day period following the first anniversary of the Merger, in return for which the Company and Holly agreed that Mr. Jennings’ right to severance, if triggered for other reasons, would be calculated without a currently applicable offset for prior compensation. Pursuant to an election currently available to him, Mr. Jennings agreed to extend upon the closing of the Merger the term of his Change in Control Severance Agreement from one year and 60 days following the Merger to three years following the Merger.

Other rights to accelerated equity awards and severance benefits are retained. The Retention Agreements do not affect rights in respect of Stock Units (as such term is defined in the Frontier Omnibus Incentive Compensation Plan) or dividends and dividend equivalent amounts accrued in respect of Stock Units and Restricted Stock (as such term is defined in the Frontier Omnibus Incentive Compensation Plan) immediately before the Merger. The Stock Units will be converted into unrestricted shares of Holly common stock at the closing of the Merger. In addition, any dividends with respect to Holly Restricted Stock held by the Executives pursuant to agreements assumed by Holly will be paid as and when such dividends are paid to holders of unrestricted stock of the same class.

Holly agreed to assume the Company’s obligations in respect to all restricted stock of the Company held by the Designated Executives (which will become restricted stock of Holly). Holly also will assume both of the Designated Executives’ Change in Control Severance Agreements. Holly separately undertook to reimburse the Designated Executives for any exposure to adverse tax results arising under Section 409A of the Internal Revenue Code. This protection is currently in place under the Company’s agreements but is restated with greater specificity in response to the waivers described above.

Upon termination of the Merger Agreement for any reason the Retention Agreements will terminate and have no effect.

A copy of each Designated Executive’s Retention Agreement is filed as Exhibit 10.1 and Exhibit 10.2 to this report. The description of the Retention Agreements set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of the Retention Agreements.

Item 8.01	Other Events.

A copy of the joint press release issued by the Company and Holly on February 22, 2011 relating to the Merger is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of February 21, 2011, by and among Frontier Oil Corporation, North Acquisition, Inc. and Holly Corporation.

10.1	Retention and Assumption Agreement, dated as of February 21, 2011, by and among Frontier Oil Corporation, Holly Corporation and Michael C. Jennings.

10.2	Retention and Assumption Agreement, dated as of February 21, 2011, by and among Frontier Oil Corporation, Holly Corporation and Doug S. Aron.

99.1	Frontier Oil Corporation and Holly Corporation joint press release dated February 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER OIL CORPORATION

Date: February 22, 2011	By:	/s/ Doug S. Aron
	Name:	Doug S. Aron
	Title:	Executive Vice President & Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of February 21, 2011, by and among Frontier Oil Corporation, North Acquisition, Inc. and Holly Corporation.

10.1	Retention and Assumption Agreement, dated as of February 21, 2011, by and among Frontier Oil Corporation, Holly Corporation and Michael C. Jennings.

10.2	Retention and Assumption Agreement, dated as of February 21, 2011, by and among Frontier Oil Corporation, Holly Corporation and Doug S. Aron.

99.1	Frontier Oil Corporation and Holly Corporation joint press release dated February 22, 2011.